EXHIBIT 99.1






                                CON-WAY INC.

                 PERFORMANCE SHARE PLAN UNIT GRANT AGREEMENT

THIS AGREEMENT, granted on the ____ day of _________, _____ ("Grant Date"), by Con-way Inc., a Delaware corporation (hereinafter called "Company") to [Name of Executive] (hereinafter called "Recipient").

                                 WITNESSETH:

WHEREAS, the Company has adopted the Con-way Inc. 2006 Equity and Incentive Plan, as amended from time to time (as so amended, the "Plan"), which Plan is incorporated into this Agreement by reference;

WHEREAS, the Company encourages its executive officers to own securities of the Company and thereby align their interests more closely with the interests of the other stockholders of the Company, desires to motivate Recipient by providing Recipient with a direct interest in the Company's attainment of its financial goals, and desires to provide a financial incentive that will help attract and retain the most qualified executive officers; and

WHEREAS, the Company has determined that it would be to the advantage and interest of the Company and its stockholders to issue to Recipient the Performance Share Plan Units provided for in this Agreement as an incentive for increased efforts and successful achievements;

NOW, THEREFORE, the Company hereby grants to Recipient these Performance Share Plan Units upon the following terms and conditions:

1. Defined Terms. Except as otherwise indicated herein, all capitalized terms used in this Agreement without definition shall have the meanings given to such terms in the Plan.

2. Performance Share Plan Units. As of the Grant Date, the Company hereby grants Recipient ______ units pursuant to Section 10 of the Plan [Note:
     # of Units granted should be equal to the maximum # of Units issuable if Earnings Per Share goal is achieved] (hereinafter called the
     "Performance Share Plan Units"), subject to the achievement of the performance goals described in Section 3 and Recipient's active full-time employment with the Company, a Subsidiary, or an Affiliate at all times during the period from the Grant Date through the applicable Vesting Date for such Performance Share Plan Units as set forth in
     Section 4. The number of Performance Share Plan Units granted hereunder shall be adjusted from time to time for changes in capitalization, as provided in the Plan.

3.   Performance Goals.

     (a) The issuance of Performance Share Plan Units pursuant to this Agreement shall be subject to the achievement of the performance goals described in this Section 3, which are measured as of the end of the one-year period commencing January 1, 2008 and ending December 31, 2008 ("Performance Period"). No cash payment is required for the Performance Share Plan Units, although Recipient is required to provide for applicable taxes as set forth in Section 7.

     (b) The number of Performance Share Plan Units remaining available to Recipient for vesting pursuant to Section 4 at the end of the Performance Period (the "PSPUs Available for Vesting") shall be equal to the total number of Performance Share Plan Units multiplied by the percentage corresponding to the Company's actual level of achievement of Earnings Per Share ("Earnings") goals shown in Table 1 of Appendix A. The Committee shall have the authority to exercise "negative discretion" (as such term is used in Treasury Regulation section 1.162-27(e)(2)(iii) or any successor provision) in its sole discretion to reduce the level of achievement of such goals. The definition of "Earnings Per Share" is set forth on Appendix B attached hereto.

     (c) The achievement of the Earnings goals will be certified by the Committee within 75 days after the end of the Performance Period. The determination of the Committee regarding the extent to which the Earnings goals have been achieved shall be based on the audited financial statements of the Company and shall be final, conclusive and binding on Recipient.

     (d) Notwithstanding the foregoing provisions of this Section 3, upon a Change in Control (as defined in the Plan) applicable to Recipient (whether or not Recipient remains an employee of the Company, a Subsidiary or Affiliate following such Change in Control), which Change in Control occurs during the Performance Period, a pro rata portion of the Performance Share Plan Units shall be characterized as PSPUs Available for Vesting and shall be treated as Vested Performance Share Plan Units as provided in Section 4(c) below. Such pro rata portion shall equal the number of Performance Share Plan Units that would have been characterized as PSPUs Available for Vesting if the Company had achieved the target levels (i.e., 100%) of Earnings goals, multiplied by a fraction, the numerator of which is the number of full months elapsing in the Performance Period prior to the Change in Control, and the denominator of which is 12. Such pro rata portion of the Performance Share Plan Units shall be deemed to be PSPUs Available for Vesting for all purposes of this Agreement.

4.   Vesting; Settlement.

     The PSPUs Available for Vesting will vest (becoming "Vested Performance Share Plan Units") on the dates (the "Vesting Dates") and in the manner set forth in this Section 4, provided that Recipient has been an active full-time employee of the Company, a Subsidiary, or an Affiliate at all times during the period from the Grant Date through the applicable Vesting Date, and provided further that in no case shall the PSPUs Available for Vesting vest before the date of the Committee's written certification of the performance goal achievement under Section 3(c).

     (a) The PSPUs Available for Vesting will become 100% vested on the third anniversary of the Grant Date.

     (b) Notwithstanding the foregoing provisions of Section 4(a), in the case of Recipient's death, termination of Recipient's employment with the Company, a Subsidiary or an Affiliate as a result of a Disability, or upon Recipient's Normal Retirement, in each case at any time after the end of the Performance Period, a pro rata portion of the PSPUs Available for Vesting shall vest. Such pro rata portion shall equal the number of PSPUs Available for Vesting, multiplied by a fraction, the numerator of which is the number of full months elapsing from the Grant Date to Recipient's death, Disability or Normal Retirement, and the denominator of which is
          36. Such pro rata portion of PSPUs Available for Vesting shall be deemed to be Vested Performance Share Plan Units for all purposes of this Agreement.

               For purposes of this Agreement:

               "Disability"   means   a   substantial   mental   or  physical
          disability, as determined by the Committee in its sole discretion.

               "Normal Retirement" means retirement on or after age 65 (Normal Retirement Date) or after attaining age 55 with combined age in whole or partial years (rounded to the nearest whole month) plus years of service (as defined in a retirement plan of the Company, a Subsidiary or an Affiliate applicable to Recipient) equal to at least 85 (the Rule of 85).

     (c) Notwithstanding the foregoing provisions of Section 4(a), upon a Change in Control applicable to Recipient (whether or not Recipient remains an employee of the Company, a Subsidiary or Affiliate following such Change in Control), all PSPUs Available for Vesting shall immediately and fully vest and become Vested Performance Share Plan Units; provided, however, that if such Change in Control occurs after the Performance Period but prior to the date of the Committee's written certification of the performance goal achievement under Section 3(c), all PSPUs Available for Vesting shall fully vest immediately following the Committee's written certification of the performance goal achievement under Section 3(c).

     (d) Each Vested Performance Share Plan Unit will be settled by the delivery of one share of Common Stock to Recipient as soon as practicable after the applicable Vesting Date with respect to each such Vested Performance Share Plan Unit, subject to satisfaction of tax withholding obligations and compliance with securities laws and other applicable laws.

     (e) For avoidance of doubt, only shares of Common Stock shall be issuable upon the settlement of Vested Performance Share Plan Units, not cash.

5.   Forfeiture.

     (a)  All  Performance  Share  Plan  Units  granted  hereunder  shall  be automatically, immediately and irrevocably forfeited (i) if Recipient ceases to be an active full-time employee of the Company, a Subsidiary or an Affiliate for any reason prior to the end of the Performance Period, except as otherwise provided in Section 3(d) above, or (ii) to the extent the Performance Share Plan Units are not characterized as PSPUs Available for Vesting pursuant to
          Section 3. In addition, except as otherwise provided in Section 4, all Performance Share Plan Units that have been characterized as PSPUs Available for Vesting pursuant to Section 3 shall be automatically, immediately and irrevocably forfeited if Recipient ceases to be an active full-time employee of the Company, a Subsidiary or an Affiliate for any reason.

     (b) Subject to Section 5(d) below, in the event that the Committee determines in good faith within one year following a determination of the PSPUs Available for Vesting pursuant to Section 3 above that the determination as to the achievement of the Earnings goals was based on incorrect data, which incorrect data would require the restatement of the Company's financial statements for reasons other than changes in law, accounting principles or fraudulent activities, and that in fact the Earnings goals had not been achieved or had been achieved to a lesser extent than originally determined and a portion of any Performance Share Plan Units would not have been characterized as PSPUs Available for Vesting given the correct data (with such portion being referred to herein as the "Unearned PSPUs"), then (i) the Unearned PSPUs shall be forfeited and cancelled as provided by the Committee, (ii) any Unearned PSPUs that vested pursuant to Section 4 above and became Vested Performance Share Plan Units shall be forfeited and cancelled as provided by the Committee, and (iii) any Common Stock received upon the settlement of such Vested Performance Share Plan Units (or if such Common Stock was disposed of, the cash equivalent) shall be paid by Recipient to the Company upon notice to the Recipient as provided by the Committee.

     (c) Notwithstanding the provisions of Section 5(b) but subject to the provisions of Section 5(d) below, in the event that the Committee determines in good faith at any time following a determination of the PSPUs Available for Vesting pursuant to Section 3 above that the determination as to the achievement of the Earnings goals was based on incorrect data, which incorrect data would require the restatement of the Company's financial statements as a result of fraudulent activities of Recipient, and that in fact the Earnings goals had not been achieved or had been achieved to a lesser extent than originally determined and a portion of any Performance Share Plan Units would not have been characterized as PSPUs Available for Vesting given the correct data (with such portion also being referred to herein as the "Unearned PSPUs"), then (i) any Unearned PSPUs shall be forfeited and cancelled as provided by the Committee, (ii) any Unearned PSPUs that vested pursuant to Section 4 above and became Vested Performance Share Plan Units shall be forfeited and cancelled as provided by the Committee, and (iii) any Common Stock received upon the settlement of such Vested Performance Share Plan Units (or if such Common Stock was disposed of, the cash equivalent) shall be paid by Recipient to the Company upon notice to the Recipient as provided by the Committee.

     (d) Section 5(b) shall apply to Recipient only if Recipient was an officer as defined in Rule16a-1(f) promulgated under the Securities Exchange Act of 1934 ("Section 16 Officer") at the time that the incorrect data was used which required the restatement of the Company's financial statements, and Section 5(c) shall apply to Recipient only if Recipient was a Section 16 Officer at the time that the incorrect data was used which required the restatement of the Company's financial statements as a result of fraudulent activities.

6. Election to Defer. Recipient may elect to defer receipt of Common Stock that otherwise would be issued upon the settlement of the Vested Performance Share Plan Units by submitting to the Committee or its designee such forms as the Committee shall prescribe for such purpose.

     (a) A deferral election must be made not later than July 1, 2008, and must specify the number of PSPUs Available for Vesting to which it relates.

     (b) Deferral elections shall be irrevocable, provided, however, that the Committee may allow Recipient, in its discretion, to further defer receipt of Common Stock beyond the date specified in the original deferral election, subject to such restrictions as the Committee shall determine.

     (c) If Recipient dies or incurs a Disability (provided that such Disability meets the requirements for a "disability' set forth in the regulations promulgated under Section 409A of the Internal Revenue Code) after vesting but prior to the payment of amounts deferred under this Section 6, then all such amounts shall be paid to Recipient or his or her designated beneficiary or estate as soon as practicable, notwithstanding Recipient's deferral election.

     (d) Any deferral made pursuant to this Section 6 is intended to comply with Section 409A of the Internal Revenue Code and regulations promulgated thereunder.

7.   Taxes

     (a) Recipient agrees to make appropriate arrangements for the satisfaction of any federal, state or local income, employment or other tax withholding requirements (collectively, the "Taxes") applicable to the grant of Performance Share Plan Units hereunder, the vesting of PSPUs Available for Vesting, Recipient's receipt of Common Stock upon the settlement of Vested Performance Share Plan Units, or any other taxable event with respect to such Performance Share Plan Units.

     (b) The amount necessary to pay the Taxes may be delivered to the Company by any of the following means (in addition to the Company's right to withhold from any compensation or other amounts payable to Recipient by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable hereunder, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of Common Stock.

8. Committee Decisions Conclusive. All decisions of the Committee upon any question arising under the Plan or under this Agreement shall be final and binding on all parties (except as otherwise resolved or settled pursuant to the claims procedures set forth in Section 15 of the Plan).

9. No Right to Continued Employment, etc. None of this Agreement, the grant of Performance Share Plan Units hereunder, the determination or vesting of PSPUs Available for Vesting, Recipient's receipt of Common Stock upon the settlement of Vested Performance Share Plan Units or any other agreement entered into pursuant hereto (a) shall confer upon Recipient the right to continue in the employ of the Company, any Subsidiary or any Affiliate or to be entitled to any remuneration or benefits not set forth herein or in any such other agreement or (b) interfere with or limit in any way the right of the Company or any such Subsidiary or Affiliate to terminate Recipient's employment.

10. No Rights as Stockholder Prior to Issuance of Common Stock; Securities Law Compliance. The Recipient shall not have any rights as a stockholder of the Company (including any rights to receive dividends or voting rights) by virtue of the grant of Performance Share Plan Units hereunder or the determination or vesting of PSPUs Available for Vesting, prior to the time that shares of the Company's Common Stock are issued to Recipient in accordance with the terms of this Agreement and the Plan. No shares of Common Stock shall be issued upon the vesting of PSPUs Available for Vesting unless such shares are either (a) then registered under the Securities Act or (b) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. The award of Performance Share Plan Units, the determination or vesting of PSPUs Available for Vesting or the settlement of Vested Performance Share Plan Units under this Agreement must also comply with other applicable laws and regulations, and shares of Common Stock will not be issued if the Company determines that such issuance would not be in material compliance with such laws and regulations.

11. Notice. Any notice or other paper required to be given or sent pursuant to the terms of this Agreement or the Plan shall be sufficiently given or served hereunder to any party when transmitted by registered or certified mail, postage prepaid, addressed to the party to be served as follows:

     Company:  Con-way Inc.
               2855 Campus Drive, Suite 300
               San Mateo, CA  94403
               Attn.:  Corporate Secretary

     Recipient:At  Recipient's   address  as  it  appears  under  Recipient's
               signature to this Agreement, or the last address provided by Recipient to the Company.

12. Transferability. None of the Performance Share Plan Units, the PSPUs Available for Vesting or the Vested Performance Share Plan Units, or any beneficial interest in any of the foregoing, may be transferred in any manner other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, Recipient may designate a beneficiary for the shares of Common Stock that may be issuable upon the vesting of the PSPUs Available for Vesting, in the event of Recipient's death, by completing the Company's approved beneficiary designation form and filing such form with the Company's Human Resources Department. The terms of this Agreement shall be binding upon Recipient's executors, administrators, heirs, successors, and transferees.

13. Amendment; Modification. This Agreement may not be modified or amended, except for a unilateral amendment by the Company that does not materially adversely affect the rights of Recipient under this Agreement. No party to this agreement may unilaterally waive any provision hereof, except in writing. Any such modification, amendment or waiver signed by, or binding upon, Recipient, shall be valid and binding upon any and all persons or entities who may, at any time, have or claim any rights under or pursuant to this Agreement.

14. Severability. If any provision of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other severable provision of this Agreement, and this Agreement shall be carried out as if such invalid or unenforceable provision were not contained herein.

15. Successors. Except as otherwise expressly provided herein, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

16. Governing Law. The interpretation and enforcement of this Agreement shall be governed by the internal laws of the State of Delaware without regard to principles of conflicts of laws. Recipient hereby agrees to submit to the jurisdiction and venue of the courts of the State of California and Federal Courts of the United States of America located within the County of Santa Clara for all actions relating to the Performance Share Plan Units, the PSPUs Available for Vesting, the Vested Performance Share Plan Units, the shares of Common Stock issued upon settlement of the Vested Performance Share Plan Units, this Agreement, or the Plan. Recipient further agrees that service may be made upon him or her in such action or proceeding by first class, certified or registered mail, to the last address provided to the Company.

17. Governing Plan Document. This award is subject to all the provisions of the Plan, which hereby are incorporated herein, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this Agreement and those of the Plan, the provisions of the Plan shall control.

18. Counterparts. This Agreement may be executed in counterparts, all of which taken together shall be deemed one original.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                          CON-WAY INC.

                          By:       _________________________________
                                    Jennifer W. Pileggi
                                    Sr VP General Counsel & Secretary
                                    2855 Campus Drive, Suite 300
                                    San Mateo, CA  94403

Acknowledgements: The undersigned Recipient acknowledges receipt of, and understands and agrees to, the terms and conditions of this Performance Share Plan Unit Grant Agreement and the Plan. Recipient further acknowledges that as of the Grant Date, this Performance Share Plan Unit Grant Agreement and the Plan set forth the entire understanding between Recipient and the Company regarding the acquisition of stock in the Company under the Plan and supersede all prior oral and written agreements on this subject.

                                    RECIPIENT

                                    By:_________________________
                                         Name
                                         [Address]
                                         [Address]